Exhibit 99.1

Axogen, Inc. Appoints New Members to Board of Directors

Quentin S. Blackford, Executive Vice President and Chief Financial Officer of Dexcom

Alan M. Levine Chairman, President, and Chief Executive Officer for Ballad Health

New members bring a breadth of healthcare

leadership experience to the Axogen Board of Directors

ALACHUA, FL – May 2, 2019 – Axogen, Inc. (NASDAQ: AXGN), a global leader in developing and marketing innovative surgical solutions for damage or transection to peripheral nerves, today announced it increased the size of its Board of Directors to nine members and appointed Quentin S. Blackford and Alan M. Levine to fill the open positions effective May 15, 2019. Blackford was also appointed to the Audit Committee, and Levine was appointed to the Audit Committee and the Governance and Nominating Committee.

Quentin S. Blackford brings more than 20 years of financial leadership experience from large, publicly traded med-tech companies to the Axogen Board of Directors. Blackford is currently the executive vice president and chief financial officer of Dexcom, Inc., a transformative diabetic care and management company that develops, manufactures, and distributes continuous glucose monitoring systems for diabetes management. He is a member of the Dexcom Executive Leadership Team, with responsibility for the company’s Finance, Business Transformation, Global Business Services, Billing Operations, and Patient Reimbursement functions. Prior to joining Dexcom in September of 2017, Blackford served in several financial and strategic leadership roles with NuVasive, Inc., including head of Strategy & Corporate Integrity, chief financial officer, senior vice president of Finance and Investor Relations, and corporate controller. During Blackford’s tenure, NuVasive’s annual revenue grew from $250 million to more than $1 billion.

Alan M. Levine joins the Axogen Board of Directors with over 25 years of hospital and health system leadership experience, currently serving as the chairman, president, and chief executive officer for Ballad Health, an integrated health care delivery system with 21 hospitals, six surgery centers, home health, hospice, retail pharmacy, a children’s hospital, and a psychiatric hospital. The system employs 15,000 professionals, including more than 1,000 physicians, records nearly two million patient contacts annually, and generates $2 billion in annual revenue. Before joining Ballad in early 2018, Levine was the president and chief executive officer of Mountain States Health Alliance, the largest health system in upper East Tennessee and Southwest Virginia. Levine has also held executive leadership positions with Health Management Associates, North Broward Hospital District, South Bay Hospital, Doctor’s Memorial Hospital,

and several other health care providers. He has also served the governors of both Louisiana and Florida. Levine was secretary of the Louisiana Department of Health and Hospitals from 2008 to 2010 under Governor Bobby Jindal and advised Governor Jeb Bush as Secretary of the Florida Agency for Health Care Administration and deputy chief of staff and senior health policy advisor from 2003 to 2006.

“Quentin and Alan bring a significant breadth of health care leadership experience to our team,” stated Karen Zaderej, chairman, CEO, and president of Axogen. “Each brings unique expertise that will allow us to strengthen our relationships with key stakeholders, including providers and payors, which will be invaluable as Axogen continues to build and lead the peripheral nerve repair market."

Axogen also announced today that the next shareholder meeting will occur on August 14, 2019, and that Jamie Grooms, Axogen’s co-founder, current board member, and former board chair,  has determined that he will not stand for reelection to the board at that meeting, but will remain an advisor to the company. Additional information for the shareholder meeting will be included in the company’s proxy statement which will be filed by July 1, 2019.

“We are indebted to Jamie for his founding vision and his belief in the transformative potential of regenerative medicine and other advanced technologies,” said Zaderej. “He has been a valuable resource and insightful advisor to me and others within the company and we are thankful for his many contributions to our success.”

About Axogen

Axogen (AXGN) is the leading company focused specifically on the science, development and commercialization of technologies for peripheral nerve regeneration and repair. We are passionate about helping to restore peripheral nerve function and quality of life to patients with physical damage or transection to peripheral nerves by providing innovative, clinically proven and economically effective repair solutions for surgeons and health care providers. Peripheral nerves provide the pathways for both motor and sensory signals throughout the body. Every day, people suffer traumatic injuries or undergo surgical procedures that impact the function of their peripheral nerves. Physical damage to a peripheral nerve, or the inability to properly reconnect peripheral nerves, can result in the loss of muscle or organ function, the loss of sensory feeling, or the initiation of pain.

Axogen's platform for peripheral nerve repair features a comprehensive portfolio of products, including Avance® Nerve Graft, a biologically active off-the-shelf processed human nerve allograft for bridging severed peripheral nerves without the comorbidities associated with a second surgical site; Axoguard® Nerve Connector, a porcine submucosa extracellular matrix (ECM) coaptation aid for tensionless repair of severed peripheral nerves; Axoguard® Nerve Protector, a porcine submucosa ECM product used to wrap and protect damaged peripheral nerves and reinforce the nerve reconstruction while preventing soft tissue attachments; and Avive® Soft Tissue Membrane, a minimally processed human umbilical cord membrane that may be used as a resorbable soft tissue covering to separate tissue layers and modulate inflammation in the surgical bed. Along with these core surgical products, Axogen also offers Acroval® Neurosensory & Motor Testing System and Axotouch® Two-Point Discriminator. These evaluation and measurement tools assist health care professionals in detecting changes in sensation, assessing return of sensory, grip, and pinch function, evaluating effective treatment interventions, and providing feedback to patients on peripheral nerve function. The Axogen portfolio of products is available in the United States, Canada, the United Kingdom, and several other European and international countries.

Cautionary Statements Concerning Forward-Looking Statements
This press release contains “forward-looking” statements as defined in the Private Securities Litigation Reform Act of 1995. These statements are based on management's current expectations or predictions of future conditions, events, or results based on various assumptions and management's estimates of trends and economic factors in the markets in which we are active, as well as our business plans. Words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “seeks,” “estimates,” “projects,” “forecasts,” “continue,” “may,” “should,” “will,” “goals,” and variations of such words and similar expressions are intended to identify such forward-looking statements. The forward-looking statements may include, without limitation, our 2019 guidance, statements regarding our assessment of our internal controls over financial reporting, our growth, product development, product potential, financial performance, sales growth, product adoption, market awareness of our products, data validation, our visibility at and sponsorship of conferences and educational events. The forward-looking statements are and will be subject to risks and uncertainties, which may cause actual results to differ materially from those expressed or implied in such forward-looking statements. Forward-looking statements contained in this press release should be evaluated together with the many uncertainties that affect our business and our market, particularly those discussed under Part I, Item 1A., “Risk Factors,” of our Annual Report on Form 10-K for the fiscal year ended December 31, 2018, as well as other risks and cautionary statements set forth in our filings with the U.S. Securities and Exchange Commission. Forward-looking statements are not a  guarantee of future performance, and actual results may differ materially from those projected. The forward-looking statements are representative only as of the date they are made and, except as required by applicable law, we assume no responsibility to publicly update or revise any forward-looking statements, whether as a result of new information, future events, changed circumstances, or otherwise.

Contact:

Axogen, Inc.

Kaila Krum, Vice President, Investor Relations and Corporate Development

kkrum@axogeninc.com

InvestorRelations@axogeninc.com